Maxim Series Fund, Inc. Special Meeting of Shareholders
(UNAUDITED)

A Special Meeting of Shareholders was held on April 4, 2002 at 8525 East Orchard Road, Greenwood Village, Colorado for the following purposes:

1. To approve of an amendment to the Profile Portfolios' fundamental investment policy concerning investments in liquid, non-investment company securities.

2. To approve of new sub-advisory agreement appointing Barclays Global Fund Advisors as sub-adviser.

3. To approve of a new "manager-of-managers" structure for Maxim Series Fund, Inc.

4. To approve of an amendment to the Investment Advisory Agreement regarding a new "manager-of-managers" structure for Maxim Series Fund, Inc.

5. To approve amendments to the fundamental investment policies of the Fund generally to standardize the language of those policies that are required to be fundamental concerning (5.a.) borrowing, (5.b.) commodities, (5.c.) industry concentration, (5.d.) loans, (5.e.) diversification, (5.f.) real estate, (5.g.) senior securities and (5.h.) underwriting.

6. To approve amendments to the fundamental investment policies of the Fund generally to delete policies that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental concerning (6.a.) purchases of securities on margin, (6.b.) purchases of investments in other investment companies; (6.c.) investments in oil, gas and/or mineral exploration, (6.d.) exercise of control, (6.e.) purchases of restricted securities and (6.f.) purchases of foreign securities.

The votes cast in these matters were:

*All Abstain votes are treated as `present' for purposes of achieving a quorum and in determining the votes cast on the proposals, but not as having voted FOR the proposals (and therefore have the effect of a vote against).

Aggressive Profile I
PROPOSAL  #1
             For:                  62,426.097.55
             Against:              772,091.95
             Abstain*:             2,055.587.97

PROPOSAL #3
            For:                  60,233.755.29
            Against:              3,012,155.76
            Abstain*:             2,007,866.42

PROPOSAL #4
            For:                  60,322,431.90
            Against:              2,839,788.37
            Abstain*:             2,091,557.20

PROPOSAL #5a
            For:                  61,093,811.59
            Against:              1,996,470.23
            Abstain*:             2,163,495.65

PROPOSAL #5b
            For:                  60,700,999.12
            Against:              2,515,353.06
            Abstain*:             2,037,425.29

PROPOSAL #5c
            For:                  61,786,486.33
            Against:              1,388, 910.79
            Abstain*:             2,078,380.35

PROPOSAL #5d
            For:                  61,135,478.91
            Against:              2,089,420.41
            Abstain*:             2,028,878.15

PROPOSAL #5e
            For:                  62,922,188.00
            Against:              329,777,28
            Abstain*:             2,001,812.19

PROPOSAL #5f
            For:                  61,802,512.22
            Against:              1,449,453.06
            Abstain*:             2,001,812.19

PROPOSAL #5g
            For:                  61,599,517.57
            Against:              1,620,752.05
            Abstain*:             2,033,507.85

PROPOSAL #5h
            For:                  60,868,380.68
            Against:              2,346,190.84
            Abstain*:             2,039,205.95

PROPOSAL #6a
            For:                  59,734,815.80
            Against:              3,085,518.74
            Abstain*:             2,433,442.93

Conservative Profile I
PROPOSAL  #1
            For:                  28,763,247.24
            Against:              25,311.83
            Abstain*:             969,864.86

PROPOSAL #3
            For:                  28,586,697.25
            Against:              72,982.44
            Abstain*:             1,098,744.25

PROPOSAL #4
            For:                  28,583,111.40
            Against:              77,833.87
            Abstain*:             1,097,478.66

PROPOSAL #5a
            For:                  28,536,284.52
            Against:              274,211.47
            Abstain*:             947,927.95

PROPOSAL #5b
            For:                  28,284,431.84
            Against:              62,8857.71
            Abstain*:             1,411,134.39

PROPOSAL #5c
            For:                  28,307,845.28
            Against:              39,655.20
            Abstain*:             1,410,923.46

PROPOSAL #5d
            For:                  28,202,801.19
            Against:              53,365.77
            Abstain*:             1,502,256.97

PROPOSAL #5e
            For:                  28,101,342.95
            Against:              245,946.59
            Abstain*:             1,411,134.39

PROPOSAL #5f
            For:                  28,217,777.36
            Against:              129,723.12
            Abstain*:             1,410,923.46

PROPOSAL #5g
            For:                  28,471,106.57
            Against:              61,592.11
            Abstain*:             1,225,725.25

PROPOSAL #5h
            For:                  28,216,511.77
            Against:              38,389.61
            Abstain*:             1,503,522.56

PROPOSAL #6a
            For:                  28,196,684.17
            Against:              33,749.10
            Abstain*:             1,527,990.66

Moderate Profile I
PROPOSAL  #1
            For:                  84,123,430.055
            Against:              1,308.087.360
            Abstain*:             3,297,337.284

PROPOSAL #3
            For:                  82,668.581.674
            Against:              3,218,639.346
            Abstain*:             2,841,633.680

PROPOSAL #4
            For:                  81,233,407.778
            Against:              3,795,580.316
            Abstain*:             3,699,866.606

PROPOSAL #5a
            For:                  83,171,610.391
            Against:              2,138,669.659
            Abstain*:             3,418,574.650

PROPOSAL #5b
            For:                  82,419,829.144
            Against:              2,048,273.378
            Abstain*:             4,250,752.177

PROPOSAL #5c
            For:                  83,133,856.650
            Against:              2,072,201.806
            Abstain*:             3,522,796.244

PROPOSAL #5d
            For:                  82,918,500.804
            Against:              2,355,620.734
            Abstain*:             3,454,733.162

PROPOSAL #5e
            For:                  83,195,538.818
            Against:              1,980,210.296
            Abstain*:             3,553,105.585

PROPOSAL #5f
            For:                  83,243,927.416
            Against:              2,012,114.866
            Abstain*:             3,491,955.180

PROPOSAL #5g
            For:                  82,934,453.089
            Against:              2,801,221.225
            Abstain*:             2,993,180.386

PROPOSAL #5h
            For:                  82,323,480.578
            Against:              2,886,831.820
            Abstain*:             3,518.542.301

PROPOSAL #6a
            For:                  82,632,423.162
            Against:              2,757,086.570
            Abstain*:             3,339,344.968

Moderately Aggressive Profile I
PROPOSAL  #1
            For:                  100,452,200.201
            Against:              2,585.406.703
            Abstain*:             3,100,493.241

PROPOSAL #3
            For:                  95,912,599.343
            Against:              6,458,885.967
            Abstain*:             3,702,496.180

PROPOSAL #4
            For:                  95,325,557.424
            Against:              7,055,189.469
            Abstain*:             3,693,234.596

PROPOSAL #5a
            For:                  98,808,625.314
            Against:              4,400,677.103
            Abstain*:             2,864,679.073

PROPOSAL #5b
            For:                  99,257,455.908
            Against:              3,697,509.174
            Abstain*:             3,119,016.409

PROPOSAL #5c
            For:                  100,126.619.914
            Against:              2,850,430.482
            Abstain*:             3,096,931.094

PROPOSAL #5d
            For:                  99,263,155.344
            Against:              3,726,718,784
            Abstain*:             3,084,107.363

PROPOSAL #5e
            For:                  100,706,537.538
            Against:              2,287,611.167
            Abstain*:             3,079,832.786

PROPOSAL #5f
            For:                  100,125,907.484
            Against:              2,981,517.513
            Abstain*:             2,966,556.493

PROPOSAL #5g
            For:                  100,608,934.694
            Against:              2,479,967.135
            Abstain*:             2,985,079.660

PROPOSAL #5h
            For:                  100,029,729.500
            Against:              3,074,133.349
            Abstain*:             2,970,118.641

PROPOSAL #6a
            For:                  97,207,083.769
            Against:              5,611,094.846
            Abstain*:             3,255,802.875

Moderately Conservative Profile I
PROPOSAL  #1

            For:                  29,676,060.406
            Against:              853,990.739
            Abstain*:             4,130,003.655

PROPOSAL #3
            For:                  29,882,264.538
            Against:              790,085.320
            Abstain*:             270,704.943

PROPOSAL #4
            For:                  29,866,387.415
            Against:              805,962.442
            Abstain*:             270,704.943

PROPOSAL #5a
            For:                  29,979,848.575
            Against:              581,896.548
            Abstain*:             1,381,309.677

PROPOSAL #5b
            For:                  29,034,624.648
            Against:              522,754.266
            Abstain*:             1,385,675.886

PROPOSAL #5c
            For:                  29,062,211.149
            Against:              495,167.765
            Abstain*:             1,385,675.886

PROPOSAL #5d
            For:                  29,045,738.634
            Against:              511,640.280
            Abstain*:             1,374,958.828

PROPOSAL #5e
            For:                  29,559,165.090
            Against:              409,828.230
            Abstain*:             974,061.479

PROPOSAL #5f
            For:                  29,542,295.647
            Against:              426,697.673
            Abstain*:             974,061.479

PROPOSAL #5g
            For:                  29,465,886.994
            Against:              503,106.326
            Abstain*:             974,061.479

PROPOSAL #5h
            For:                  29,476,207.124
            Against:              492,786.197
            Abstain*:             974,061.479

PROPOSAL #6a
            For:                  29,311,680.440
            Against:              1,146,129.797
            Abstain*:             485,244.563

Aggressive Profile II
PROPOSALS  #1, #3, #4, #5a, #5b, #5c, #5d, #5e, #5f, #5g, #5h, #6a
            For:                  7,957,887.923
            Against:              3,419.099.187
            Abstain*:              - 0 -

Conservative Profile II
PROPOSALS #1, #3, #4, #5a, #5b, #5c, #5d, #5e, #5f, #5g, #5h, #6a

            For:                  1,411,779.441
            Against:              255,374.518
            Abstain*:             - 0 -

Moderate Profile II
PROPOSAL  #1
            For:                  7,568,930.651
            Against:              190,830.321
            Abstain*:             437.628

PROPOSALS #3, #4, #5a, #5b, #5c, #5d, #5e, #5f, #5g, #5h, #6a
            For:                  7,563,338.732
            Against:              196,859.868
            Abstain*:             - 0 -

Moderately Aggressive Profile II
PROPOSAL  #1
            For:       7,605,088.237
            Against:   2,084,462.651
            Abstain*:  108,386.361

PROPOSAL #3
            For:       7,590,016.248
            Against:   2,095,805.351
            Abstain*:  109,115.650

PROPOSAL #4
            For:       7,590,189.888
            Against:   2,095,805.351
            Abstain*:  109,942.010

PROPOSAL #5a
            For:       7,605,983.342
            Against:   2,189,223.907
            Abstain*:  - 0 -

PROPOSAL #5b
            For:       7,605,539.702
            Against:   2,189,223.907
            Abstain*:  173.640

PROPOSAL #5c
            For:       7,605,713.342
            Against:   2,189,223.907
            Abstain*:  - 0 -

PROPOSAL #5d
            For:       7,542,751.320
            Against:   2,252,185.929
            Abstain*:  - 0 -

PROPOSALS #5e, 5f, 5h
            For:       7,713,300.958
            Against:   2,081,462.651
            Abstain*:  173.600

PROPOSAL #5g
            For:       7,713,474.598
            Against:   2,081.462.651
            Abstain*:  - 0 -

PROPOSAL #6a
            For:       7,513,749.183
            Against:   2,173,526.811
            Abstain*:  107,761.255

Moderately Conservative Profile II
PROPOSALS  #1, #5a, #5c, #5d, #5e, #5f, #5g, #5h, #6a

            For:       2,340,103.240
            Against:   48,028.943
            Abstain*:  - 0 -

PROPOSAL #3
            For:       2,310,023.774
            Against:   72,108.112
            Abstain*:  - 0 -

PROPOSAL #4
            For:       2,322,504.630
            Against:   59,627.256
            Abstain*:  - 0 -

PROPOSAL #5b
            For:       2,327,622.096
            Against:   42,028.934
            Abstain*:  12,480.856

Growth Index
PROPOSAL #2
            For:       162,298,984.39
            Against:   804,035.87
            Abstain*:  683,973.63

PROPOSAL #3
            For:       161,972,720.01
            Against:   1,128,775.65
            Abstain*:  685,498.23

PROPOSAL #4
            For:       162,148.620.72
            Against:   941,821.59
            Abstain*:  696,551.58

PROPOSAL #5a
            For:       162,069,150.95
            Against:   867,878.49
            Abstain*:  849,964.44

PROPOSAL #5b
            For:       162,074,105.90
            Against:   879,694.14
            Abstain*:  833,193.85

PROPOSAL #5c
            For:       162,614,385.99
            Against:   453,187.32
            Abstain*:  719,420.58

PROPOSAL #5d
            For:       162,105,360.20
            Against:   848,439.84
            Abstain*:  833,193.85

PROPOSAL #5e
            For:       162,621,818.42
            Against:   447,851.22
            Abstain*:  717,324.25

PROPOSAL #5f
            For:       162,556,451.20
            Against:   497,972.44
            Abstain*:  732,570.25

PROPOSAL #5g
            For:       162,439,057.00
            Against:   512,837.29
            Abstain*:  835,099.60

PROPOSAL #5h
            For:       162,374,070.93
            Against:   561,052.76
            Abstain*:  851,870.19

PROPOSAL #6a
            For:       162,013,312.48
            Against:   1,016,717.56
            Abstain*:  756,963.85

PROPOSAL #6c
            For:       162,496,038.92
            Against:   614,032.61
            Abstain*:  676,922.36

PROPOSAL #6d
            For:       162,570,553.74
            Against:   477,009.19
            Abstain*:  739,430.95

PROPOSAL #6e
            For:       162,376,738.98
            Against:   492,445.77
            Abstain*:  917,809.14

PROPOSAL #6f
            For:       162,414,091.68
            Against:   458,142.27
            Abstain*:  914,759.94

Index Pacific
PROPOSALS #2, 3, 4, 5a, 5b, 5c, 5d, 5e, 5f, 5g, 5h, 6a, 6c, 6d, 6e
            For:       18,650,268.61
            Against:   - 0 -
            Abstain*:  - 0 -

Index 400
PROPOSALS #2, 3, 4, 5a, 5b, 5c, 5d, 5e, 5f, 5g, 5h, 6a, 6c, 6d, 6e, 6f
            For:       3,860,370.24
            Against:   - 0 -
            Abstain*:  - 0 -

Index European
PROPOSALS #2, 3, 4, 5a, 5b, 5c, 5d, 5e, 5f, 5g, 5h, 6a, 6c, 6d, 6e

            For:       14,196,442.86
            Against:   - 0 -
            Abstain*:  - 0 -

Global Bond
PROPOSALS #3, 4, 5a, 5b, 5c, 5d, 5e, 5f, 5g, 5h, 6a, 6c

            For:       11,053,716.40
            Against:   - 0 -
            Abstain*:  - 0 -

U.S. Government Mortgage Securities
PROPOSALS #3, 4, 5c, 5d, 5e, 5f, 5g, 5h, 6d, 6e

            For:       182,561,092.29
            Against:   770,551.63
            Abstain*:  25,741.85

PROPOSALS #5a, 5b
            For:       182,551,436.81
            Against:   770,551.63
            Abstain*:  9,655.48

PROPOSALS #6a, 6b, 6c, 6f
            For:       182,559,974.67
            Against:   771,669.25
            Abstain*:  25,741.85

Value Index
PROPOSAL  #2
            For:       226,468,159.32
            Against:   2,167,507,.54
            Abstain*:  193,813.03

PROPOSAL #3
            For:       226,525,682.65
            Against:   2,099,840.06
            Abstain*:  203,957.18

PROPOSAL #4
            For:       226,468,159.32
            Against:   2,167,507.54
            Abstain*:  193,813.03

PROPOSAL #5a
            For:       226,728,207.71
            Against:   1,819,145.33
            Abstain*:  282,126.85

PROPOSAL #5b
            For:       226,829,291.23
            Against:   1,767,589.15
            Abstain*:  232,599.50

PROPOSAL #5c
            For:       226,915,098.85
            Against:   1,681,781.54
            Abstain*:  232,599.50

PROPOSAL #5d
            For:       226,921,304.69
            Against:   1,675,575.70
            Abstain*:  232,599.50

PROPOSAL #5e
            For:       226,921,662.71
            Against:   1,675,217.67
            Abstain*:  232,599.50

PROPOSAL #5f
            For:       226,913,905.42
            Against:   1,682,974.97
            Abstain*:  232,599.50

PROPOSAL #5g
            For:       226,877,386.46
            Against:   1,719,493.92
            Abstain*:  232,599.50

PROPOSAL #5h
            For:       226,835,974.44
            Against:   1,743,601.21
            Abstain*:  249,904.24

PROPOSAL #6a
            For:       226,785,014.98
            Against:   1,794,560.67
            Abstain*:  249,04.24

PROPOSAL #6c
            For:       226,793,965.71
            Against:   1,832,392.40
            Abstain*:  203,121.78

PROPOSAL #6d
            For:       226,804,706.58
            Against:   1,769,498.64
            Abstain*:  255,274.67

PROPOSAL #6e
            For:       226,807,212.78
            Against:   1,768,543.90
            Abstain*:  253,723.22

PROPOSAL #6f
            For:       226,838.838.67
            Against:   1,726,057.79
            Abstain*:  264,583.43

Index 600
PROPOSAL #2
            For:       40,549,449.59
            Against:   658,306.86
            Abstain*:  1,784,815.89

PROPOSAL #3
            For:       39,846,768.15
            Against:   1,360,988.30
            Abstain*:  1,784,815.89

PROPOSAL #4
            For:       40,080,238.91
            Against:   1,127,517.54
            Abstain*:  1,784,815.89

PROPOSAL #5a
            For:       39,890,638.47
            Against:   1,181,472.98
            Abstain*:  1,920,460.89

PROPOSAL #5b
            For:       39,862,147.97
            Against:   1,218,787.97
            Abstain*:  1,911,636.40

PROPOSAL #5c
            For:       40,150, 078.44
            Against:   922,285.14
            Abstain*:  1,920,208.76

PROPOSAL #5d
            For:       39,853,575.61
            Against:   1,277,360.33
            Abstain*:  1,911,636.40

PROPOSAL #5e
            For:       40,293,035.16
            Against:   836,813.67
            Abstain*:  1,862,723.52

PROPOSAL #5f
            For:       40,552,223.00
            Against:   586,198.18
            Abstain*:  1,854,151.16

PROPOSAL #5g
            For:       39,888,117.18
            Against:   837,570.05
            Abstain*:  2,266,885.11

PROPOSAL #5h
            For:       40,089,567.66
            Against:   664,105.81
            Abstain*:  2,238,898.87

PROPOSAL #6a
            For:       40,006,365.33
            Against:   1,094,992.99
            Abstain*:  1,891,214.01

PROPOSAL #6c
            For:       40,066,623.99
            Against:   1,141,132.46
            Abstain*:  1,784,815.89

PROPOSAL #6d
            For:       39,508,412.04
            Against:   1,271,230.64
            Abstain*:  2,212,929.66

PROPOSAL #6e
            For:       39,712,383.79
            Against:   1,067,258.89
            Abstain*:  2,212.929.66

PROPOSAL #6f
            For:       40,175,795.52
            Against:   931,109.63
            Abstain*:  1,885,667.19

Stock Index
PROPOSAL #2
            For:       308,815.637.68
            Against:   972,180.00
            Abstain*:  6,258,044.94

PROPOSAL #3
            For:       308,683,685.10
            Against:   1,104,132.58
            Abstain*:  6,258,044.94

PROPOSAL #4
            For:       308,654,577.92
            Against:   1,133,239.77
            Abstain*:  6,258,044.94

PROPOSAL #5a
            For:       307,860,921.99
            Against:   1,754,193.06
            Abstain*:  6,430,747.57

PROPOSAL #5b
            For:       308,262,601.15
            Against:   1,525,216.53
            Abstain*:  6,258,044.94

PROPOSAL #5c
            For:       308,233,493.96
            Against:   1,278,775.69
            Abstain*:  6,533,592.96

PROPOSAL #5d
            For:       307,996,755.52
            Against:   1,249,668.51
            Abstain*:  6,799,438.59

PROPOSAL #5e
            For:       308,392,613.25
            Against:   1,228,323.24
            Abstain*:  6,424.926.13

PROPOSAL #5f
            For:       308,392,613.25
            Against:   1,119,656.41
            Abstain*:  6,533,592.96

PROPOSAL #5g
            For:       308,557,553.97
            Against:   954,715.69
            Abstain*:  6,533,592.96

PROPOSAL #5h
            For:       307,990,934.08
            Against:   1,249,668.51
            Abstain*:  6,805,260.03

PROPOSAL #6a
            For:       307,895,850.61
            Against:   1,690,157.25
            Abstain*:  6,459,854.76

PROPOSAL #6c
            For:       308,363,506.06
            Against:   1,395,204.44
            Abstain*:  6,287,152.12

PROPOSAL #6d
            For:       308,097,660.43
            Against:   1,525,216.53
            Abstain*:  6,422,985.66

PROPOSAL #6e
            For:       308,126,767.62
            Against:   1,525,216.53
            Abstain*:  6,393,878.47

PROPOSAL #6f
            For:       307,824,052.88
            Against:   1,185,632.70
            Abstain*:  7,036,177.04

Short Term Maturity Bond
PROPOSALS #3, 4, 5h, 6d
            For:       149,560,685.34
            Against:   239,196.69
            Abstain*:  11,654.06

PROPOSALS #5a, 5b, 5c, 5d, 5e, 5f, 5g
            For:       149,562,818.92
            Against:   237,063.01
            Abstain*:  11,654.06

PROPOSAL #6a
            For:       149,559,525.52
            Against:   240,356.42
            Abstain*:  11,654.06

PROPOSAL #6c
            For:       149,557,385.74
            Against:   242,496.20
            Abstain*:  11,654.06

T. Rowe Price Equity/Income
PROPOSAL #3

            For:       134,259,433.12
            Against:   3,216,046.29
            Abstain*:  2,019,715.82

PROPOSAL #4
            For:       133,575.969.47
            Against:   3,334,441.57
            Abstain*:  2,584,784,19

PROPOSAL #5a
            For:       133,555,519.38
            Against:   3,096,036.53
            Abstain*:  2,843,639.32

PROPOSAL #5b
            For:       134,278,268.73
            Against:   2,492,758.77
            Abstain*:  2,724,167.72

PROPOSAL #5c
            For:       134,200,235.48
            Against:   2,551,956.41
            Abstain*:  2,743,003.34

PROPOSAL #5d
            For:       134,159,335.30
            Against:   2,646,672,63
            Abstain*:  2,689,187.30

PROPOSAL #5e
            For:       134,540,890.99
            Against:   2,267,807.74
            Abstain*:  2,686,496.50

PROPOSAL #5f
            For:       134,383,748.16
            Against:   2,433,022.97
            Abstain*:  2,678,424.09

PROPOSAL #5g
            For:       133,488,787.49
            Against:   3,041,682.33
            Abstain*:  2,964,725.40

PROPOSAL #5h
            For:       133,724,501.73
            Against:   3,027,690.17
            Abstain*:  2,743,003.34

PROPOSAL #6c
            For:       133,602,877.49
            Against:   3,334,441.57
            Abstain*:  2,557,876.17

T. Rowe MidCap Growth
PROPOSAL #3

            For:       170,620,487.06
            Against:   1,234,218.95
            Abstain*:  1,069,689.77

PROPOSAL #4
            For:       170,574,478.90
            Against:   1,250,971.93
            Abstain*:  1,098,944.96

PROPOSAL #5a
            For:       170,649,742.25
            Against:   787,389.69
            Abstain*:  1,487,263.84

PROPOSAL #5b
            For:       170,618,986.79
            Against:   856,401.93
            Abstain*:  1,449,007.06

PROPOSAL #5c
            For:       170,906,787,85
            Against:   557,848.96
            Abstain*:  1,459,758.97

PROPOSAL #5d
            For:       170,592,482.09
            Against:   780,388.44
            Abstain*:  1,551,525.25

PROPOSAL #5e
            For:       170,937,293.26
            Against:   540,345.86
            Abstain*:  1,446,756.66

PROPOSAL #5f
            For:       170,804,269.66
            Against:   675,369.81
            Abstain*:  1,444,756.30

PROPOSAL #5g
            For:       170,723,005.25
            Against:   752,383.48
            Abstain*:  1,449,007.06

PROPOSAL #5h
            For:       170,567,727.70
            Against:   732,129.88
            Abstain*:  1,624,538.20

PROPOSAL #6c
            For:       171,037,811.09
            Against:   627,611.34
            Abstain*:  1,258,973.35

U.S. Government Securities
PROPOSAL #3
            For:       78,346,887.96
            Against:   4,208,298.49
            Abstain*:  2,546,398.72


PROPOSAL #4
            For:       77,701.480.86
            Against:   4,208,298.49
            Abstain*:  3,191,805.81


PROPOSAL #5a
            For:       81,026,388.97
            Against:   2,033,924.82
            Abstain*:  2,017,954.05

PROPOSAL #5b
            For:       80,961,397.32
            Against:   2,018,893.50
            Abstain*:  2,121,294.34

PROPOSAL #5c
            For:       81,413,276.23
            Against:   921,607.50
            Abstain*:  2,766,701.43

PROPOSAL #5d
            For:       81,042,660.37
            Against:   2,036,743.19
            Abstain*:  2,022,181.60

PROPOSAL #5e
            For:       82,255,969.33
            Against:   839,405.00
            Abstain*:  2,006,210.83

PROPOSAL #5f
            For:       82,485,196.88
            Against:   594,676.40
            Abstain*:  2,021,711.88

PROPOSAL #5g
            For:       81,760,875.39
            Against:   1,334,498.94
            Abstain*:  2,006,210.83

PROPOSAL #5h
            For:       81,651,898.35
            Against:   1,328.392.47
            Abstain*:  2,121,294.34

PROPOSAL #6a
            For:       76,659,153.11
            Against:   4,872,964.45
            Abstain*:  3,569,467/.60

PROPOSAL #6b
            For:       77,105,395.28
            Against:   4,596,764.04
            Abstain*:  3,399,425.85

PROPOSAL #6c
            For:       77,803,411.97
            Against:   3,898.747.34
            Abstain*:  3,399,425.85

PROPOSAL #6d
            For:       80,301,428.64
            Against:   1,333,089.75
            Abstain*:  3,467,066.76

PROPOSAL #6e
            For:       80,291,094.61
            Against:   1,351,878.90
            Abstain*:  3,543,162.80

PROPOSAL #6f
            For:       79,819,956.83
            Against:   2,733,350.70
            Abstain*:  2,548,277.63

Loomis Sayles Corporate Bond
PROPOSALS #3, 4

            For:       202,375,917.02
            Against:   962,893.86
            Abstain*:  422,040.70

PROPOSAL #5a
            For:       202,516,526.02
            Against:   745,142.23
            Abstain*:  499,183.32

PROPOSAL #5b
            For:       202,464,598.98
            Against:   748,347.60
            Abstain*:  547,904.98

PROPOSAL #5c
            For:       202,531,270,73
            Against:   729,115.37
            Abstain*:  500,465.47

PROPOSAL #5d
            For:       202,536,826.71
            Against:   721,849.86
            Abstain*:  502,175.00

PROPOSAL #5e
            For:       202,656,066.56
            Against:   607,311.22
            Abstain*:  497,473.79

PROPOSAL #5f
            For:       202,546,442.83
            Against:   668,213.29
            Abstain*:  546,195.45

PROPOSAL #5g
            For:       202,597,515.09
            Against:   615,858.88
            Abstain*:  547,477.60

PROPOSAL #5h
            For:       202,455,196.56
            Against:   775,272.73
            Abstain*:  530,382.28

PROPOSAL #6a
            For:       202,011,145.64
            Against:   1,264,839.94
            Abstain*:  484,865.99

PROPOSAL #6b
            For:       202,169,704.73
            Against:   1,139,830.41
            Abstain*:  451,316.43

PROPOSAL #6c
            For:       202,585.975.75
            Against:   719,499.25
            Abstain*:  455,376.57

PROPOSAL #6d
            For:       202,617,602.09
            Against:   691,933.05
            Abstain*:  451,316.43

PROPOSAL #6e
            For:       202,317.365.55
            Against:   988,750.53
            Abstain*:  454,735.49

Templeton International Equity
PROPOSALS #3, 4

            For:       84,613,540.51
            Against:   3,492,251.53
            Abstain*:  1,603,692.55

PROPOSAL #5a
            For:       85,198,439.89
            Against:   2,928,123.66
            Abstain*:  1,582,921.03

PROPOSAL #5b
            For:       85,225,146.12
            Against:   2,922,188.95
            Abstain*:  1,558,522.75

PROPOSAL #5c
            For:       85,999,626.75
            Against:   2,141,773.60
            Abstain*:  1,568,084.24

PROPOSAL #5d
            For:       85,471.436.90
            Against:   2,655,126.66
            Abstain*:  1,582,921.03

PROPOSAL #5e
            For:       85,947,862.83
            Against:   2,199,472.24
            Abstain*:  1,562,149.52

PROPOSAL #5f
            For:       85,943,576.64
            Against:   2,203,758.42
            Abstain*:  1,562,149.52

PROPOSAL #5g
            For:       85,584,526.23
            Against:   2,556,874.11
            Abstain*:  1,568,084.24

PROPOSAL #5h
            For:       85,614,529.53
            Against:   2,422,683.56
            Abstain*:  1,672,271.50

PROPOSAL #6a
            For:       85,324,058.08
            Against:   2,956,148.72
            Abstain*:  1,429,277.79

PROPOSAL #6b
            For:       85,665,634.04
            Against:   2,573,689.15
            Abstain*:  1,470,161.40

PROPOSAL #6c
            For:       85,610,902.76
            Against:   2,634,355.15
            Abstain*:  1,464,226.69

PROPOSAL #6d
            For:       85,703,220.58
            Against:   2,469,831.59
            Abstain*:  1,536,432.41

PROPOSAL #6e
            For:       85,403,187.64
            Against:   2,695,350.86
            Abstain*:  1,610,946.09

Loomis Sayles Small-Cap Value
PROPOSALS #3, 4

            For:       131,905,251.58
            Against;   358,256.51
            Abstain*:  120,441.84

PROPOSAL #5a
            For:       132,181,258.46
            Against;   33,895.58
            Abstain*:  168,795.90

PROPOSALS #5b, 5c
            For:       132,194,966.73
            Against:   33,895.58
            Abstain*:  155,087.63

PROPOSAL #5d
            For:       132,213,517.23
            Against:   1,432.21
            Abstain*:  168,795.90

PROPOSALS #5e, 5f
            For:       132,227,975.71
            Against:   886.60
            Abstain*:  155,087.63

PROPOSAL #5g
            For:       132,227,702.90
            Against:   1,159.41
            Abstain*:  155,087.63

PROPOSAL #5h
            For:       132,181.394.86
            Against:   33,759.18
            Abstain*:  168,795.90

PROPOSAL #6a
            For:       132,224,770.29
            Against:   954.81
            Abstain*:  158,224.85

PROPOSAL #6b
            For:       132,191,556,71
            Against:   34,168.38
            Abstain*:  158,224.85

PROPOSAL #6c
            For:       132,222,928.88
            Against:   37,373.80
            Abstain*:  123,647.26

PROPOSAL #6d
            For:       132,105,146.85
            Against:   109,529.79
            Abstain*:  169,273.30

PROPOSAL #6e
            For:       132,180,917.45
            Against:   33,759.18
            Abstain*:  169,273.30

Bond
PROPOSAL #3

            For:       49,564,079.05
            Against:   1,672,429.01
            Abstain*:  2,417,230.57

PROPOSAL #4
            For:       49,620,508.20
            Against:   1,672,429.01
            Abstain*:  2,359,801.42

PROPOSAL #5a
            For:       49,564,079.05
            Against:   1,672,429.01
            Abstain*:  2,416,230.57

PROPOSAL #5b
            For:       49,929,232.87
            Against:   1,501,914.85
            Abstain*:  2,221,590.91

PROPOSAL #5c
            For:       50,035,957.56
            Against:   1,395,190.17
            Abstain*:  2,221,590.91

PROPOSAL #5d
            For:       49,850,722.75
            Against:   1,563,250.88
            Abstain*:  2,238,764.99

PROPOSAL #5e
            For:       50,146,771.31
            Against:   1,279,060.62
            Abstain*:  2,226,906.70

PROPOSAL #5f
            For:       50,277,621.50
            Against:   1,153,526.22
            Abstain*:  2,221,590.91

PROPOSAL #5g
            For:       49,932,913.03
            Against:   1,457,752.91
            Abstain*:  2,262,072.69

PROPOSAL #5h
            For:       50,065,807.76
            Against:   1,323,259.00
            Abstain*:  2,243,671.88

PROPOSAL #6a
            For:       49,511.330.07
            Against:   1,891,194.17
            Abstain*:  2,250,214.39

PROPOSAL #6b
            For:       49,701,062.85
            Against:   1,541,169.91
            Abstain*:  2,410.505.87

PROPOSAL #6c
            For:       49,307,285.55
            Against:   1,939,445.18
            Abstain*:  2,406.007.90

PROPOSAL #6d
            For:       49,830,686.32
            Against:   1,557,117.28
            Abstain*:  2,264,935.03

PROPOSAL #6e
            For:       49,680,617.50
            Against:   1,660,161.80
            Abstain*:  2,311,959.32

INVESCO ADR
PROPOSALS  #3, 4

            For:       83,201,945.28
            Against:   809,026.69
            Abstain*:  914,837.65

PROPOSAL #5a
            For:       83,781,358.89
            Against:   344,707.15
            Abstain*:  799,743.58

PROPOSAL #5b
            For:       83,645,398.37
            Against:   492,661.76
            Abstain*:  787,749.48

PROPOSAL #5c
            For:       83,696,578.68
            Against:   431,458.99
            Abstain*:  797,771.95

PROPOSAL #5d
            For:       83,546,734,58
            Against:   579,331.46
            Abstain*:  797,771.95

PROPOSAL #5e
            For:       83,691,485.29
            Against:   431,458.99
            Abstain*:  802,865.34

PROPOSAL #5f
            For:       83,543,612,83
            Against:   579,331.46
            Abstain*:  802,865.34

PROPOSAL #5g
            For:       83,524,225.10
            Against:   603,812.57
            Abstain*:  797,771.95

PROPOSAL #5h
            For:       83,506,891.16
            Against:   580,399.43
            Abstain*:  838,519.03

PROPOSAL #6a
            For:       83,439,116.28
            Against:   640,780.68
            Abstain*:  845,912.65

PROPOSAL #6b
            For:       83,738,065.12
            Against:   371,324.19
            Abstain*:  816,420.31

PROPOSAL #6c
            For:       83,576,309.07
            Against:   531,190.76
            Abstain*:  818,309.79

PROPOSAL #6d
            For:       83,460,968.55
            Against:   624,021.80
            Abstain*:  840,819.27

PROPOSAL #6e
            For:       83,451,356.84
            Against:   626,568.50
            Abstain*:  847,884.29

Ariel Small-Cap Value
PROPOSAL #3

            For:       183,063,848.17
            Against:   11,870,783.31
            Abstain*:  293,705.16

PROPOSAL #4
            For:       182,909,919.67
            Against:   12,018.397.91
            Abstain*:  300,019.06

PROPOSAL #5a
            For:       182,795,398.60
            Against:   12,079,359.69
            Abstain*:  357,497.32

PROPOSAL #5b
            For:       183,321.411.71
            Against:   11,577,949.02
            Abstain*:  328,975.91

PROPOSAL #5c
            For:       183,358,641.94
            Against:   11,520,688.49
            Abstain*:  349,006.21

PROPOSAL #5d
            For:       183,124,809.95
            Against:   11,761,269.82
            Abstain*:  342,256.87

PROPOSAL #5e
            For:       183,374,970.99
            Against:   11,467,346.93
            Abstain*:  386,018.72

PROPOSAL #5f
            For:       183,071,032.95
            Against:   11,793,274.75
            Abstain*:  364,028.94

PROPOSAL #5g
            For:       183,369,963.41
            Against:   11,516,116.36
            Abstain*:  342,256.87

PROPOSAL #5h
            For:       183,234,758.88
            Against:   11,575,336.38
            Abstain*:  418,241.38

PROPOSAL #6a
            For:       182,391,091.34
            Against:   12,410,948.25
            Abstain*:  426,297.04

PROPOSAL #6b
            For:       183,160,516.14
            Against:   11,822,231.60
            Abstain*:  245,588.90

PROPOSAL #6c
            For:       183,128,075.76
            Against:   11,854,671.98
            Abstain*:  245,588.90

PROPOSAL #6d
            For:       183,334,474.95
            Against:   11,632,596.91
            Abstain*:  261,264.79

PROPOSAL #6e
            For:       183,226,267.78
            Against:   11,668,085.37
            Abstain*:  333,983.49

Ariel MidCap Value
PROPOSAL #3

            For:       40,095,028.59
            Against:   2,519,272.31
            Abstain*:  1,740,392.07

PROPOSAL #4
            For:       40,145,121.82
            Against:   2,469,179.07
            Abstain*:  1,740,392.07

PROPOSAL #5a
            For:       40,145,121.82
            Against:   2,197,840.71
            Abstain*:  2,011,730.43

PROPOSAL #5b
            For:       40,124,597.51
            Against:   2,218,365.02
            Abstain*:  2,011,730.43

PROPOSAL #5c
            For:       40,391,671.43
            Against:   1,951,201.10
            Abstain*:  2,011,730.43

PROPOSAL #5d
            For:       40,387,239.13
            Against:   1,955,723.41
            Abstain*:  2,011,730.43

PROPOSAL #5e
            For:       40,854,080.25
            Against:   1,488,882.28
            Abstain*:  2,011,730.43

PROPOSAL #5f
            For:       40,854,775.99
            Against:   1,488,186.54
            Abstain*:  2,011,730.43

PROPOSAL #5g
            For:       40,612,310.82
            Against:   2,078,521.41
            Abstain*:  2,011,730.43

PROPOSAL #5h
            For:       41,031,493,80
            Against:   1,291,292.29
            Abstain*:  2,031,906.87

PROPOSAL #6a
            For:       40,230,002.03
            Against:   2,112,960.51
            Abstain*:  2,011,730.43

PROPOSAL #6b
            For:       40,668,317.84
            Against:   1,827,011.62
            Abstain*:  1,859,363.50

PROPOSAL #6c
            For:       40,669,709.32
            Against:   1,777,614.12
            Abstain*:  1,907,369.52

PROPOSAL #6d
            For:       40,426,200.53
            Against:   2,069,128.93
            Abstain*:  1,859,363.50

PROPOSAL #6e
            For:       40,818,597.55
            Against:   1,566,457.22
            Abstain*:  1,969,638.19

Founders Growth & Income
PROPOSALS #3, 4

            For:       130,771,182.45
            Against:   472,122.48
            Abstain*:  227,160.70

PROPOSAL #5a
            For:       131,156,268.67
            Against:   29,773.49
            Abstain*:  284,423.47

PROPOSAL #5b
            For:       131,175,645.07
            Against:   27,095.45
            Abstain*:  267,725.11

PROPOSAL #5c
            For:       131,173,439.63
            Against:   26,544.09
            Abstain*:  270,481.91

PROPOSAL #5d
            For:       131,176,117.66
            Against:   26,622.86
            Abstain*:  267,725.11

PROPOSAL #5e
            For:       131,173,439.63
            Against:   26,544.09
            Abstain*:  270,581.91

PROPOSAL #5f
            For:       131,172,888.26
            Against:   29,852.26
            Abstain*:  267,725.11

PROPOSAL #5g
            For:       131,173,045.80
            Against:   29,694.72
            Abstain*:  267,725.11

PROPOSAL #5h
            For:       131,156,426.20
            Against:   29,615.96
            Abstain*:  284,423.47

INVESCO Small-Cap Value
PROPOSAL #3

            For:       88,485,177.48
            Against:   1,842,015.81
            Abstain*:  1,876,917.87

PROPOSAL #4
            For:       88,472,639.85
            Against:   1,830,833.59
            Abstain*:  1,900,637.72

PROPOSAL #5a
            For:       88,344,213.80
            Against:   1,661,744.94
            Abstain*:  2,198,152.41

PROPOSAL #5b
            For:       88,347,263.60
            Against:   1,630,231.43
            Abstain*:  2,226,616.24

PROPOSAL #5c
            For:       88,771,509.96
            Against:   1,223,266.57
            Abstain*:  2,209,334.63

PROPOSAL #5d
            For:       88,211,721.50
            Against:   1,788,476.71
            Abstain*:  2,203,912.95

PROPOSAL #5e
            For:       88,959,913.35
            Against:   1,069,426.39
            Abstain*:  2,174,771.42

PROPOSAL #5f
            For:       88,893,497.77
            Against:   1,135,841.98
            Abstain*:  2,174,771.42

PROPOSAL #5g
            For:       88,798,975.22
            Against:   1,230,382.52
            Abstain*:  2,174,771.42

PROPOSAL #5h
            For:       88,708,821.79
            Against:   1,303,575.20
            Abstain*:  2,191,714,17

PROPOSAL #6a
            For:       88,432,316.10
            Against:   1,464,531.33
            Abstain*:  2,307,263.73

PROPOSAL #6b
            For:       89,092,066.80
            Against:   1,081,725.17
            Abstain*:  2,015,170.71

PROPOSAL #6c
            For:       89,059,197.86
            Against:   1,140,924.80
            Abstain*:  2,003,988.50

PROPOSAL #6d
            For:       88,573,618.64
            Against:   1,272,061.69
            Abstain*:  2,358,430.83

PROPOSAL #6e
            For:       88,501,442.52
            Against:   1,351,692.61
            Abstain*:  2,350,976.02

INVESCO Balanced
PROPOSAL #3

            For:       138,321,014.99
            Against:   3,929,650.39
            Abstain*:  5,671,781.79

PROPOSAL #4
            For:       137,899,067.72
            Against:   4,478,394.96
            Abstain*:  5,544,983.91

PROPOSAL #5a
            For:       135,941,701.18
            Against:   6,383,550.84
            Abstain*:  5,597,194.55

PROPOSAL #5b
            For:       136,729,122.99
            Against:   5,697,353.76
            Abstain*:  5,495,969.83

PROPOSAL #5c
            For:       137,855,381.25
            Against:   4,882,228.34
            Abstain*:  5,184,836.99

PROPOSAL #5d
            For:       136,860,182.38
            Against:   5,901,934.25
            Abstain*:  5,160,329.95

PROPOSAL #5e
            For:       140,767,456.78
            Against:   2,023,428.99
            Abstain*:  5,131,560.82

PROPOSAL #5f
            For:       140,341,247.41
            Against:   2,360,134.39
            Abstain*:  5,221.064.79

PROPOSAL #5g
            For:       138,504,285.02
            Against:   3,438,444.09
            Abstain*:  5,979,717.46

PROPOSAL #5h
            For:       137,589.000.40
            Against:   5,103,857.21
            Abstain*:  5,229,588.97

Bond Index
PROPOSAL #3

            For:       136,233,659.75
            Against:   1,422,773.84
            Abstain*:  5,054.61

PROPOSAL #4
            For:       136,233,463.83
            Against:   1,422,773.84
            Abstain*:  5,250.52

PROPOSAL #5a
            For:       136,232,993,64
            Against:   1,421,128.15
            Abstain*:  7,366.40

PROPOSALS #5b, 5d, 5e, 6d
            For:       136,235,109.52
            Against:   1,421,128.15
            Abstain*:  5,250.52

PROPOSAL #5c
            For:       136,235,540.53
            Against:   1,420,893.05
            Abstain*:  5,054.61

PROPOSAL #5f
            For:       136,235,344,62
            Against:   1,420,893.05
            Abstain*:  5,250.52

PROPOSAL #5g
            For:       136,232.993.64
            Against:   1,421,128.15
            Abstain*:  7,366.40

PROPOSAL #5h
            For:       136,232,053.24
            Against:   1,422,068.54
            Abstain*:  7,366.40

PROPOSAL #6a
            For:       136,231,661.41
            Against:   1,422,460.37
            Abstain*:  7,366.40

PROPOSAL #6b
            For:       136,230,584.92
            Against:   1,423,635.86
            Abstain*:  7,366.40

PROPOSAL #6c
            For:       136,232,562.62
            Against:   1,423,675.05
            Abstain*:  5,250.52

PROPOSAL #6e
            For:       136,233,894.84
            Against:   1,422,342.82
            Abstain*:  5,250.52

PROPOSAL #6f
            For:       136,230,721.02
            Against:   1,423,400.76
            Abstain*:  7,366.40

Money Market
PROPOSALS #3, 4

            For:       843,906,001.48
            Against:   6,876,007.63
            Abstain*:  10,592,999.19

PROPOSAL #5a

            For:       836,413.340.26
            Against:   8,383,510.62
            Abstain*:  16,578,166.42

PROPOSAL #5b
            For:       836,375,999,64
            Against:   14,435,881.96
            Abstain*:  10,563,126.70

PROPOSAL #5c
            For:       836,302,385.28
            Against:   14,446,550.71
            Abstain*:  10,626.072.30

PROPOSAL #5d
            For:       836,388,802.14
            Against:   8,411.240.37
            Abstain*:  16,574,965.80

PROPOSAL #5e
            For:       844,494,916.33
            Against:   6,320,165.90
            Abstain*:  10,559,926.07

PROPOSAL #5f
            For:       844,471,445.09
            Against:   6,344,704.02
            Abstain*:  10,558.859.20

PROPOSAL #5g
            For:       844,369,025.11
            Against:   6,434,321.49
            Abstain*:  10,571.661.69

PROPOSAL #5h
            For:       836,229,837.80
            Against:   8,539,265.33
            Abstain*:  16,605,905.16

PROPOSAL #6a
            For:       835,903.374,14
            Against:   14,976,787.45
            Abstain*:  10,494.846.71

PROPOSAL #6b
            For:       838,267,568.54
            Against:   6,495,352.70
            Abstain*:  16,513,087.06

PROPOSAL #6c
            For:       836,430,410.25
            Against:   14,466,821.33
            Abstain*:  10,477.776.72

PROPOSAL #6d
            For:       838,151,279.19
            Against:   6,667,967.06
            Abstain*:  16,555,762.05

PROPOSAL #6e
            For:       838,123.540.45
            Against:   6,695,705.80
            Abstain*:  16,555,762.05

PROPOSAL #6f
            For:       836,047.402.22
            Against:   8,664,089.68
            Abstain*:  16,663,516.40